ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA


                       Supplement Dated October 6, 1997 to


                          Prospectus Dated May 1, 1997

The following information replaces the section entitled "Annuity Provisions - Annuity Options" contained in the Prospectus:

Annuity Options

         Instead of having the proceeds paid in one sum, the Contract Owner may select an Annuity Option. The Annuity Options are available on a fixed or variable basis or a combination fixed and variable basis. If the Contract Owner does not choose an Annuity Option, Option 2 with 60 monthly annuity payments guaranteed will automatically be applied. The following Annuity Options are available or any other Annuity Option acceptable to the Company:

        OPTION 1. LIFE ANNUITY. The Company will make monthly annuity payments during the life of the Annuitant, ceasing with the last annuity payment due prior to the Annuitant's death.

        OPTION 2. LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY ANNUITY PAYMENTS GUARANTEED. The Company will make monthly annuity payments during the life of the Annuitant with a guarantee that if at the Annuitant's death, payments have been made for less than the guaranteed period selected, monthly annuity payments will continue for the remainder of the guaranteed period. The Contract Owner may elect to have the present value of the guaranteed monthly annuity payments remaining, as of the date of the Company receives proof of the claim, commuted and paid in a lump sum as set forth in the Contract.

        OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. The Company will make monthly annuity payments during the joint lifetime of the Annuitant and the joint Annuitant. When the Annuitant dies, if the joint Annuitant is then living, annuity payments will continue to be paid during the remaining lifetime of the joint Annuitant at a level of 100%, 75% or 50% of the previous level, as selected. Monthly annuity payments will cease with the final annuity payment due prior to the last survivor's death.

        OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH 60, 120, 180 OR 240 MONTHLY ANNUITY PAYMENTS GUARANTEED. The Company will make monthly annuity payments during the joint lifetime of the Annuitant and the joint Annuitant. When the Annuitant dies, if the joint Annuitant is then living, annuity payments will continue to be paid during the remaining lifetime of the joint Annuitant at 100% of the previous level. If, when the last surviving Annuitant dies, annuity payments have been made for less than the selected guaranteed period, monthly annuity payments will continue to be made for the remainder of the guaranteed period. The Contract Owner may elect to have the present value of the guaranteed monthly annuity payments remaining, as of the date the Company receives proof of the claim, commuted and paid in a lump sum as set forth in the Contract.


        OPTION 5. REFUND LIFE ANNUITY. The Company will make monthly annuity payments during the lifetime of the Annuitant ceasing with the last annuity payment due prior to the Annuitant's death. If, at the Annuitant's death, the value of the annuity payments made is less than the value annuitized, the Contract Owner will receive a refund. For a fixed annuity, the amount of the refund will be any excess of the amount of the adjusted Contract Value applied under this annuity option over the total of all annuity payments made under this option. For a variable annuity, the amount of the refund will be the then dollar value of the number of annuity units equal to the adjusted Contract Value applied to this annuity option divided by the annuity unit value used to determine the first annuity payment, minus the product of the number of the annuity units represented by each monthly annuity payment and the number of payments made.


The Prospectus is revised so that the Contract Owner remains the Contract Owner after the Income Date.

The "Death of the Contract Owner Before the Income Date" section is revised regarding the determination of the amount of the death benefit as follows:

         The guaranteed death benefit is the value of the death benefit at the time the elected option is processed which is guaranteed to be at least the larger of the Surrender Value or the Guaranteed Minimum Death Benefit. The Guaranteed Minimum Death Benefit will be the greater of
         (a) or (b) below:

         (a) the sum of all purchase payments made less any surrenders and any Contingent Deferred Sales Charge paid on such surrenders, accumulated at 5% each Contract Anniversary prior to the earlier of the Contract Owner's 81st birthday or the date of death.


         (b) the greatest sixth Contract anniversary value for Contract anniversaries prior to the earlier of the Contract Owner's 81st birthday or the date of death. The sixth Contract anniversary value is equal to the Contract Value on a sixth Contract anniversary (i.e., 6th, 12th, 18th, etc.) increased by the dollar amount of any purchase payments made since that anniversary, and decreased by the dollar amount of any surrenders and Contingent Deferred Sales Charges paid on such surrenders since that anniversary.

         Upon the earlier of the Owner's 81st birthday or the date of death, and thereafter, the Guaranteed Minimum Death Benefit will only be increased by subsequent purchase payments and decreased by subsequent surrenders and any Contingent Deferred Sales Charge paid on such surrenders. If there are multiple Contract Owners, the age of the oldest Joint Owner will be used in determining the Guaranteed Minimum Death Benefit.


The following provision is added to the Prospectus after "Death of the Contract Owner Before the Income Date" :

Death of Contract Owner after the Income Date

         If the Contract Owner or any Joint Owner die after the Income Date, any remaining payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at such Contract Owner's death. Upon the death of the Contract Owner after the Income Date, the Beneficiary becomes the Contract Owner.

         The "Death of the Annuitant Prior to the Income Date" and the "Death of the Annuitant After the Income Date" sections are deleted and replaced with the following section:

Death of the Annuitant

         If the Annuitant who is not the Contract Owner dies before the Income Date, the Contract Owner will become the Annuitant unless the Contract Owner designates a new Annuitant (subject to the Company's underwriting rules then in effect). If the Contract Owner is a non-natural person, the death of the Annuitant will be treated as the death of the Contract Owner and a new Annuitant may not be designated. If the Annuitant dies after the Income Date, the death benefit, if any, will be specified in the Annuity Option selected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.


These  options  may  not  be  available  in  all  states.   See  your investment
representative for information.